SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                         TRINITY ENERGY RESOURCES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         to be held on November 9, 2000


To  the  Shareholders  of  Trinity  Energy  Resources,  Inc.:

     The Annual Meeting of Shareholders of Trinity Energy Resources, Inc. (the "Company"), a Nevada corporation, will be held at the Houston Marriott Westside, 13210 Katy Freeway, Houston, Texas 77079 on November 9, 2000 at 2:00 p.m for the following purposes:

     1.  To  elect  the  Board  of  Directors.

     2. To approve and ratify the selection of Malone & Bailey, P.L.L.C. as our independent auditors.

     3. To transact such other business as may legally come before the meeting or any adjournment thereof; although management was not aware on October 13, 2000 of any other business to be considered.

     Reference is made to the accompanying Proxy Statement for more complete information concerning the foregoing matters. Only stockholders of record at the close of business on October 3, 2000 are entitled to vote at the Annual Meeting.

     We look forward to seeing as many shareholders as possible at the meeting. Whether or not you intend to be present, please mark, sign and date the enclosed form of proxy and return it in the envelope provided.

By  Order  of  the  Board  of  Directors

     /s/

JOHN W. MAHONEY
Secretary


Houston, Texas
October 13, 2000

                       ___________________________________

                                 PROXY STATEMENT

                       ___________________________________

     This Proxy Statement is being furnished by the Management ("we" or "us") of Trinity Energy Resources, Inc., a Nevada corporation ("Company"), 16420 Park Ten Place, Suite 450, Houston, Texas 77084. We are soliciting proxies for use at the Annual Meeting of Shareholders to be held at the Houston Marriott Westside, 13210 Katy Freeway, Houston, Texas 77079 on Thursday, November 9, 2000 at 2:00 p.m. C. S. T. and at any adjournments thereof.

     As of the record date, October 3, 2000, there were 63,709,698 shares of Common Stock issued and outstanding. Only stockholders on the record date are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments of the meeting. Each share of Common Stock entitles the holder to one vote per share. For information on voting, please see "How You Can Vote" at the end of this Proxy Statement.

     In order for us to have a quorum for the conduct of business at the meeting, the holders of a majority of the shares entitled to vote at the meeting must be present in person or represented by proxy. Each matter or director nominee which is being voted on requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

     Our initial solicitation will be by mail. We have made arrangements for brokerage firms and others to forward proxy materials to the beneficial owners of the Company's Common Stock. Certain officers, executives and regular employees of the Company (without additional compensation) may solicit proxies by telephone, telegraph, mail or personal interviews. The Company hired Regan & Associates, Inc. to assist in the distribution of proxy materials and solicitation of votes. The estimated fee is $5,000.00 including expenses. The total cost of the solicitation will be borne by the Company. In addition, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy and solicitation materials to the shareholders.

     Proxies will be voted in accordance with the instructions given on them. If instructions are not given, proxies will be voted IN FAVOR of the proposals being presented by the Board of Directors and IN THE DISCRETION of the proxy holders on any other matter that may properly come before the meeting.

     Any stockholder giving a proxy has the right to revoke his or her proxy at any time prior to its exercise by executing a later dated proxy, by voting by ballot at the meeting, or by giving written notice to the Secretary of the Company. On the accompanying proxy, a stockholder may substitute the name of another person in place of those persons presently named as proxies. In order to vote, however, a substitute must present adequate identification to the Secretary before the voting occurs.

     Your proxy card represents all shares registered to your account in the same social security number and address. If you received more than one proxy card, your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

     On  all  matters,  you  are  entitled  to  one  vote  per  share.

     The inspector(s) of election will count the vote. A representative of our outside legal counsel, Bair & Welscher, will act as the inspector of the election.

     The Board of Directors recommends you vote "FOR" each of the nominees to the Board of Directors and "FOR" the selection of our independent auditors.

     Shareholder proposals due for the 2001 Annual Meeting must be in writing and addressed to John W. Mahoney, Secretary, Trinity Energy Resources, Inc., 16420 Park Ten Place, Suite 450, Houston, Texas 77084 and received by May 31, 2001.

     This Proxy Statement and form of Proxy are first being sent to stockholders on approximately October 13, 2000. Also included is the Company's Form 10-SB as amended and filed with the Securities and Exchange Commission.

                              ELECTION OF DIRECTORS

                                   PROPOSAL 1

     At the Annual Meeting, five directors will be elected (constituting the entire Board of Directors). Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. The persons below have been nominated by the Board of Directors. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee by the persons named in the proxy. The Board is not aware of any circumstances likely to make any nominee unavailable for election.

     The  nominees for directors are: Dennis E. Hedke, James E. Gallien, Jr., A.
C. Teichgraeber, Bruce A. Reichert and Jacques Harry Grunitzky. Information about the nominees is provided below (See "Management").

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.

               RATIFICATION OF ELECTION OF INDEPENDENT ACCOUNTANTS

                                   PROPOSAL 2

     The Board of Directors has elected Malone & Bailey, P. L. L. C. as the Company's independent accountants to serve until the 2001 Annual Meeting of Shareholders. Malone & Bailey, P. L. L. C., has been the Company's independent accountants for slightly less than one year and audited our financial statements for the fiscal year ending December 31, 1999. Representatives of Malone & Bailey, P. L. L. C. are expected to attended the Meeting and will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ELECTION OF MALONE & BAILEY, P. L. L. C. AS INDEPENDENT ACCOUNTANTS.

                             PRINCIPAL STOCKHOLDERS

     PRINCIPAL  SHAREHOLDERS
     -----------------------

The following table sets forth, as of October 13, 2000, information regarding the beneficial ownership of shares of Common Stock by each person known by us to own five percent or more of the outstanding shares of Common Stock, by each of our Officers, by each of our Directors, and by our Officers and Directors as a group.


NAME OF BENEFICIAL OWNER        SHARES OF COMMON STOCK BENEFICIALLY OWNED
------------------------        -----------------------------------------

Dennis E. Hedke                 95,000(1)(2)
Arthur C. Teichgraeber          875,000(2)
Bruce A. Reichert               65,000(2)
James E. Gallien, Jr.           0
Jacques Harry Grunitzky         0
John W. Mahoney                 0



________________________


1 Mr. Hedke disclaims any beneficial interest in the shares owned by his father (10,000 shares) or by his brothers (6,000 and 4,000 shares respectively) or his two children (100 shares each).

2 Does not include options to purchase an additional 65,000 shares at $ .75 per share, being issued for services as a director.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS.
---------------------------------

Name                     Age  Position
----                     ---  --------

Dennis E. Hedke           48  Acting President, CEO and Director
Arthur C. Teichgraeber    43  Director
Bruce A. Reichert         42  Director
John W. Mahoney           45  Vice-President, Secretary, General Counsel
James E. Gallien, Jr.     52  Executive Vice-President, CFO, Director
Jacques Harry Grunitzky   50  Director

The terms of office for the current members of the Board of Directors commenced on October 24, 1999, upon their election at the Annual Shareholders' Meeting. Their terms are for a period of one year or until their successors are duly elected and qualified.

At present, the Board of Directors has an Executive Committee, Audit Committee, Executive Compensation Committee and Strategic Planning Committee. The Executive Committee consists of Messrs. Hedke, Gallien and Mahoney. The Audit Committee consists of Messrs. Reichert (Chairman) and Gallien. The Executive Compensation Committee consists of Messrs. Teichgraeber (Chairman) Reichert and Hedke. The Strategic Planning Committee consists of Messrs. Teichgraeber and Hedke.

Biographies  for  the  directors  and  significant  employees  are:

DENNIS E. HEDKE had, since 1986 and prior to joining Trinity in September, 1999, served as an oil and gas exploration consultant to a variety of firms engaged in domestic and foreign exploration and development. He has had extensive domestic assignments in the Mid-Continent, Rocky Mountains, Texas and Gulf Coast. His international assignments have included projects in the Middle East, the former Soviet Union, West Coast Africa, and Colombia, South America. His responsibilities have covered deal structuring and negotiation, technical data assessment, economic assessment and operations control. Mr. Hedke was graduated in 1976, with a B.S. in Geophysics, from Kansas State University and then received an M.S. in Materials Science from the University of Virginia in 1979.

A.C. TEICHGRAEBER received a degree in Production Management Engineering Technology from Kansas State University in 1978. He is currently President & CEO of Cooper Manufacturing. From 1997-1999, he served as President and Chief Operating Officer of the Drilling Equipment Division of IRI International Corporation, with responsibility for worldwide sales and manufacturing activities. From 1989 to 1997 he was President and Chief Executive Officer of Cardwell International, Ltd., in charge of purchasing technology and licenses to manufacture the line of Cardwell drilling, workover and well servicing rigs.

BRUCE A. REICHERT is a consultant and former Vice President of Engineering for Input/Output, Inc., a manufacturer of equipment used in the seismic exploration for oil and gas, where he was responsible for the development of new products while improving existing products, since January, 1998. Before that he was an Associate Professor of Mechanical Engineering at Kansas State University from October, 1994 to January, 1998. From May, 1989 to October, 1994 Dr. Reichert was a Research Engineer at the NASA Lewis Research Center. Dr. Reichert was graduated from the U.S. Naval Academy in May, 1979 with a B.S. in Mechanical Engineering. He also holds both a Masters Degree (1987) and a Ph.D. (1991) in Mechanical Engineering from Iowa State University.

JOHN W. MAHONEY is a transactions and trial attorney who has practiced for twenty years in Missouri and Texas. He was associated with the law firm of Williams, Birnberg & Andersen LLP in Houston, Texas from January, 1996 until July, 1999. Before that he was associated with the Houston law firm of Hofheinz, Mahoney & Jones from 1993 to December, 1995. Mr. Mahoney is a 1976 graduate of Central Missouri State University and received his J.D. from the College of Law of the University of Tulsa in May, 1979.

JAMES E. GALLIEN, JR. is our Executive Vice President and CFO, joining the Company in September of 1999. He is currently employed by Clayton Biltmore, L.
L. C. He is a Certified Public Accountant and previously served as C.P.A. for Audit Force, in Houston, Texas from January of 1999 through June of 1999. He also served as C.P.A. for Carlton Staffing, in Houston, Texas from September 1998 through December of 1998. From 1980 through 1998, Mr. Gallien was the sole proprietor of James E. Gallien, Jr., C.P.A. Mr. Gallien is a 1970 graduate of Louisiana State University with a B.S. in Finance.

JACQUES HARRY GRUTNIZKY, a native of Togo, resides in Paris, France. He was educated at L'Institut d'Etudes Administratives et Politiques in Nancy, France. He earned a Masters Degree in economics and finance from the Sorbonne in 1978 and the equivalent of a Ph.D. from the Central West African Center for Training and Banking in Dakar, Senegal in 1980. Mr. Grunitzky was affiliated with the West African Development Bank from 1978-1987. During the past decade, he has been involved in a number of industrial, commercial and construction ventures in Africa and in France.

ATTENDANCE  AND  COMPENSATION

     The Board of Directors holds one regular meeting each month. All directors attended a minimum of 75% of the meetings.

     We do not currently compensate our directors in cash and do not expect to do so until we have sufficient working capital and cash flow.

     On July 1, 1999 we entered into an Employment Agreement with Mr. Mahoney. The term of the Agreement is for two years, the salary due is $10,000 per month, there are fringe benefits including a $667.00 per month car allowance, a monthly health insurance provision of $239 to cover a pre-existing policy, and Mr. Mahoney received 999,000 stock options, each exercisable for a term of five years after vesting to purchase one share of our Common Stock per option, which vest and have exercise prices as follows:

     (i) one third after the first anniversary of employment at $ .25 per share; and
     (ii) one third after the second anniversary of employment at a price per share of 30% under the average of the last five trading days prior to the second anniversary; and
     (iii) one third after the second anniversary of the confirmation of the Plan of Reorganization at a price per share of 30% under the average of the last five trading days prior to such second anniversary.

     On September 1, 1999 we entered into an Employment Agreement with Mr. Hedke. The term of the Agreement is for three years, the salary due is $10,000 per month, there is a $750 per month car allowance, and there is an agreement to pay Mr. Hedke's relocation expenses from Kansas, including temporary storage of his personal effects until he establishes a permanent residence. The total amount paid for these expenses in 1999 was $9,691. There is a $300 per month provision for medical benefits allowance, which has not been taken as of 10/03/00. Mr. Hedke received 1,000,000 stock options, each exercisable for a term of five years after vesting to purchase one share of our Common Stock, which vest and have exercise prices as follows:
     (i) one third after the first anniversary of employment at $ .25 per share; and
     (ii) one third after the eighteen month anniversary of employment at a price per share of 30% under the average of the last five trading days prior to such anniversary; and
     (iii) one third after the second anniversary of employment at a price per share of 30% under the average of the last five trading days prior to such second anniversary.

     Also on September 1, 1999 we entered into an Employment Agreement with Mr. Gallien. The term of the Agreement is for three years, the salary due is $10,000 per month, there is a car allowance of $750 per month, and $300 per month allowance for medical benefits, which has not been taken as of 10/03/00. Mr.Gallien received 1,000,000 stock options, each exercisable for a term of five years after vesting to purchase one share of our Common Stock, which vest and have exercise prices as follows:
     (i) one third after the first anniversary of employment at $ .25 per share; and
     (ii) one third after the eighteen month anniversary of employment at a price per share of 30% under the average of the last five trading days prior to such anniversary; and
     (iii) one third after the second anniversary of employment at a price per share of 30% under the average of the last five trading days prior to such second anniversary.


SUMMARY  COMPENSATION  TABLE

Annual Compensation

Name and Principal                                                Car
Position at 10/03/00           Year       Salary       Bonus      Allowance

Dennis E. Hedke                1999      $120,000      None       $  9,000
Executive Vice-President       2000      $96,000*      None       None*
(Interim President & CEO)

James E. Gallien, Jr.          1999      $120,000      None       $  9,000
Executive Vice-President and   2000      $96,000*      None       None*
Chief Financial Officer

John W. Mahoney                1999      $120,000      None       $  8,004
Vice-President and General     2000      $96,000*      None       None*
Counsel

* Effective current rates as of April 1, 2000. Members of the Executive Committee have all agreed to accrue 20% of their salary allotments and 100% of Car Allowances until such time as the Company has confirmed capital funding support currently being formulated. As of 06-01-00, Mr. Gallien received half salary until 07-31-00 when he began to receive hourly compensation on an as-needed basis. As of 08-15-00, Mr. Mahoney receives one-half salary.

A provision for a $250,000 death benefit for all above employees was included in original contracts with these individuals. However, all have waived that provision until the Company can afford such a policy.

No  salaried  compensation was provided for the above individuals prior to 1999.

                             ADDITIONAL INFORMATION

OTHER  MATTERS

     The Board of Directors does not intend to present at the meeting any matters not discussed above and referred to in the form of Proxy. The Board of Directors does not know of any other matter which might be presented at the meeting. If any proposal not set forth in the Proxy Statement is properly presented for action at the meeting, it is intended that the shares represented by proxies will vote with respect to such matters in accordance with the judgment of the persons voting them.

HOW  YOU  CAN  VOTE

     If your shares are in street name with your broker, you must vote through your broker. Please follow your broker's instructions. You will receive a proxy from the broker; please complete it promptly and return it to your broker as instructed.

     If you hold your shares in your own name, you may vote your shares in one of the following ways: You may vote by dating and signing the enclosed proxy ballot and returning it in the enclosed envelope OR you may vote by coming to the meeting.

                                          By Order of the Board of Directors,



                                             /s/
                                          ----------------------------------
                                          John W. Mahoney, Secretary

Dated:  October  13,  2000
        Houston,  Texas

PROXY                                                                     PROXY


                         TRINITY ENERGY RESOURCES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dennis E. Hedke, James E. Gallien, Jr. and John W. Mahoney or each of them, as attorneys, agents and proxies (the "Proxies"), each with full power of substitution to vote, as designated below, all the shares of Common Stock of Trinity Energy Resources, Inc. held of record by the undersigned on October 3, 2000, at the Annual Meeting of Shareholders of Trinity Energy Resources, Inc. (the "Meeting") to be held at the Houston Marriott Westside, 13210 Katy Freeway, Houston, Texas 77079, on November 9, 2000, at 2:00 p.m. or at any postponement or adjournment thereof.

     1. PROPOSAL to elect as directors for a term of one year (term to expire at the 2001 Annual Meeting)

     FOR  ( )  THE  NOMINEES  BELOW  (except  as  marked  to  the  contrary)

     WITHHOLD  AUTHORITY  ( )  to  vote  for  the  nominees  below

DENNIS E. HEDKE              JAMES E. GALLIEN, JR.            A. C. TEICHGRAEBER

              BRUCE A. REICHERT             JACQUES HARRY GRUNITZKY

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, DRAW A LINE THROUGH THE NOMINEE'S NAME ABOVE.

     2. PROPOSAL to ratify the election of Malone & Bailey, P. L. L. C. as independent accountants to serve until the 2001 Annual Meeting.

     FOR ( )                   AGAINST ( )                   ABSTAIN ( )

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

                                 Dated: _______________________, 2000

                                 ___________________________________
                                 Signature

                                 ___________________________________
                                 Signature  (if  held  jointly)


                                 Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.